UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): May 23, 2019 (May 20, 2019)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS, COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 20, 2019, John Sweet resigned his position as (a) Chairman of the Registrant’s Board of Directors (“Board”), (b) a member of the Registrant’s Compensation Committee, and (c) a member of the Registrant’s Nominating and Corporate Governance Committee. A copy of Mr. Sweet’s resignation letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On May 22, 2019, the Registrant's Board of Directors ("Board") elected Andrew R. Jones, CFA, as Chairman of the Board. Mr. Jones has served on the Board since 2018.

In addition, Mr. Jones was appointed to the Compensation Committee and John McAuliffe, a current Board member, was appointed to the Nominating and Corporate Governance Committee, both appointments filling the vacancies left by the resignation of Mr. Sweet.

ITEM 8.01 OTHER EVENTS.

On May 20, 2019, the Registrant filed a press release announcing the resignation of John Sweet as Chairman from the Board. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

On May 23, 2019, the Registrant filed a press release announcing the appointment of Andrew R. Jones, CFA as Chairman of the Board. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statement of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

99.1	Letter of resignation from John Sweet.
99.2	Press release dated May 20, 2019.
99.3	Press release dated May 23, 2019.

EXHIBIT INDEX

Number	Description of Exhibit
99.1	Letter of resignation from John Sweet.
99.2	Press release dated May 20, 2019.
99.3	Press release dated May 23, 2019.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ David Kelly
David Kelly
President and Chief Executive Officer
Dated: May 23, 2019